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                                                                                                             EXHIBIT (10)(b)

Complete and return to:                      THE UNITED STATES LIFE INSURANCE COMPANY
 The United States Life                           In the City of New York ("USL")
  Insurance Company                          390 Park Avenue . New York, NY 10022-4684
In the City of New York                               VARIABLE UNIVERSAL LIFE
 P.O. Box 4728 Dept. L                          INSURANCE SUPPLEMENTAL APPLICATION
Houston, Texas 77210-4728     (This supplement must accompany the appropriate application for life insurance.)
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                                                   PART 1. APPLICANT INFORMATION
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Supplement to the application on the life of______________________________________________, dated__________________________________

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                                              PART 2. INITIAL ALLOCATION PERCENTAGES
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INVESTMENT OPTIONS: In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction
Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges. Total allocations in each column must equal 100%. Use whole percentages only.

                                           PREMIUM    DEDUCTION                                               PREMIUM    DEDUCTION
                                          ALLOCATION  ALLOCATION                                             ALLOCATION  ALLOCATION
                                          ----------  ----------                                             ----------  ----------
USL Declared Fixed Interest Account (148)   _____%     _____%     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
                                                                  Mid-Cap Growth Division (184)                    _____%     ____%
AIM VARIABLE INSURANCE FUNDS
AIM V.I. International Equity Division (150)_____%     _____%     NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
AIM V.I. Value Division (151)               _____%     _____%     International Equities Division (152)            _____%     _____%
                                                                  MidCap Index Division (153)                      _____%     _____%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                        Money Market Division (149)                      _____%     _____%
VP Value Division (166)                     _____%     _____%     Nasdaq-100 Index Division (167)                  _____%     _____%
                                                                  Science & Technology Division (168)              _____%     _____%
AYCO SERIES TRUST                                                 Small Cap Index Division (169)                   _____%     _____%
AYCO Large Cap Growth Fund I Division (250) _____%     _____%     Stock Index Division (154)                       _____%     _____%

DREYFUS INVESTMENT PORTFOLIOS                                     PIMCO VARIABLE INSURANCE TRUST
MidCap Stock Division (251)                 _____%     _____%     PIMCO Real Return Bond Division (186)            _____%     _____%
                                                                  PIMCO Short-Term Bond Division (185)             _____%     _____%
DREYFUS VARIABLE INVESTMENT FUND                                  PIMCO Total Return Bond Division (187)           _____%     _____%
Quality Bond Division (156)                 _____%     _____%
Small Cap Division (155)                    _____%     _____%     PUTNAM VARIABLE TRUST
                                                                  Putnam VT Diversified Income Division (161)      _____%     _____%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND                         Putnam VT Growth and Income Division (162)       _____%     _____%
VIP Asset Manager Division (255)            _____%     _____%     Putnam VT Int'I Growth and Income Division (163) _____%     _____%
VIP Contrafund Division (254)               _____%     _____%
VIP Equity-Income Division (252)            _____%     _____%     SAFECO RESOURCE SERIES TRUST
VIP Growth Division (253)                   _____%     _____%     Equity Division (164)                            _____%     _____%
                                                                  Growth Opportunities Division (165)              _____%     _____%
JANUS ASPEN SERIES
Aggressive Growth Division (258)            _____%     _____%     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
International Growth Division (256)         _____%     _____%     Equity Growth Division (159)                     _____%     _____%
Worldwide Growth Division (257)             _____%     _____%     High Yield Division (160)                        _____%     _____%

J.P. MORGAN SERIES TRUST II                                       VANGUARD VARIABLE INSURANCE FUND
J.P. Morgan Small Company Division (179)    _____%     _____%     High Yield Bond Division (188)                   _____%     _____%
                                                                  REIT Index Division (189)                        _____%     _____%
MFS VARIABLE INSURANCE TRUST
MFS Capital Opportunities Division (181)    _____%     _____%     VAN KAMPEN LIFE INVESTMENT TRUST
MFS Emerging Growth Division (157)          _____%     _____%     Strategic Stock Division (158)                   _____%     _____%
MFS New Discovery Division (182)            _____%     _____%
MFS Research Division (180)                 _____%     _____%     WARBURG PINCUS TRUST
                                                                  Small Company Growth Division (190)              _____%     _____%

                                                                  OTHER:_____________________________              _____%     _____%
                                                                                                                     100%       100%
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                                                   PART 3. DOLLAR COST AVERAGING
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DOLLAR COST AVERAGING: ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) An amount can be systematically transferred from the Money
Market Division (149) and transferred to one or more of the investment options below. The USL Declared Fixed Interest Account is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost Averaging option.

DAY OF THE MONTH FOR TRANSFERS:_________________________________________________ (Choose a day of the month between 1-28).
FREQUENCY OF TRANSFERS:        [ ] Monthly     [ ] Quarterly      [ ] Semiannually      [ ] Annually

TRANSFER $______________________($100 MINIMUM, WHOLE DOLLARS ONLY) from the Money Market Division to the following division(s).

(150) AIM V.I. International Equity Division     $_____________   (152) International Equities Division            $_____________
(151) AIM V.I. Value Division                    $_____________   (153) MidCap Index Division                      $_____________
(166) VP Value Division                          $_____________   (167) Nasdaq-100 Index Division                  $_____________
(250) AYCO Large Cap Growth Fund I Division      $_____________   (168) Science & Technology Division              $_____________
(251) Mid-Cap Stock Division                     $_____________   (169) Small Cap Index Division                   $_____________
(156) Quality Bond Division                      $_____________   (154) Stock Index Division                       $_____________
(155) Small Cap Division                         $_____________   (186) PIMCO Real Return Bond Division            $_____________
(175) VIP II Asset Manager Division              $_____________   (185) PIMCO Short-Term Bond Division             $_____________
(174) VIP II Contrafund Division                 $_____________   (187) PIMCO Total Return Bond Division           $_____________
(172) VIP II Equity Income Division              $_____________   (161) Putnam VT Diversified Income Division      $_____________
(173) VIP II Growth Division                     $_____________   (162) Putnam VT Growth and Income Division       $_____________
(178) Aggressive Growth Division                 $_____________   (163) Putnam VT Int'l Growth and Income Division $_____________
(176) International Growth Division              $_____________   (164) Equity Division                            $_____________
(177) Worldwide Growth Division                  $_____________   (165) Growth Opportunities Division              $_____________
(179) J.P. Morgan Small Company Division         $_____________   (159) Equity Growth Division                     $_____________
(181) MFS Capital Opportunities Division         $_____________   (160) High Yield Division                        $_____________
(157) MFS Emerging Growth Division               $_____________   (188) High Yield Bond Division                   $_____________
(182) MFS New Discovery Division                 $_____________   (189) REIT Index Division                        $_____________
(180) MFS Research Division                      $_____________   (158) Strategic Stock Division                   $_____________
(184) Mid-Cap Growth Division                    $_____________   (190) Small Company Growth Division              $_____________
                                                                  Other: _______________________________           $_____________

USL 8992-97                                                 PAGE 1 OF 2
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                                             THE UNITED STATES LIFE INSURANCE COMPANY
                                                  In the City of New York("USL")
                                                Administrative Center: Houston, TX



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                                                   PART 4. AUTOMATIC REBALANCING
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Automatic Rebalancing: ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) Variable division assets will be automatically rebalanced based on the premium percentages designated in Part 2. If the USL Declared Fixed Interest Account has been designated for premium allocation in Part 2, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

[ ] CHECK HERE FOR AUTOMATIC REBALANCING.

Frequency:              [ ] Quarterly       [ ] Semiannually      [ ] Annually

NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.

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                                       PART 5. SUITABILITY (All questions must be answered.)
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1.  Have you, the Proposed Insured or Owner (if different), received universal life insurance                     YES     NO
    policy prospectus and the prospectus describing the investment options?                                       [ ]    [ ]

    If "yes," please furnish the Prospectus dates.)

       Variable Universal Life Insurance Policy Prospectus:
                                                                       --------------------------
       Supplements (is any):
                                                                       --------------------------
2.  Do you understand that under the Policy applied for:

    a.  THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE, DEPENDING ON THE
        INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT?                                                            [ ]    [ ]

    b.  THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE OF THE
        SEPARATE ACCOUNT, THE USL DECLARED FIXED INTEREST ACCOUNT ACCUMULATION, AND CERTAIN
        EXPENSE DEDUCTIONS?                                                                                       [ ]    [ ]

    c.  THE POLICY IS DESIGNED TO PROVIDE LIFE INSURANCE COVERAGE AND TO ALLOW FOR THE ACCUMULATION
        OF VALUES IN THE SEPARATE ACCOUNT?                                                                        [ ]    [ ]

3.  Do you believe the Policy you selected meets your insurance and investment objectives and your
    anticipated financial needs?                                                                                  [ ]    [ ]
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Signed at:                                                                         Date:
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          CITY                                                           STATE


X                                                                       X
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  SIGNATURE OF PRIMARY PROPOSED INSURED                                   SIGNATURE OF REGISTERED REPRESENTATIVE


X
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  SIGNATURE OF OWNER (if different from Proposed Insured)                 PRINT NAME OF BROKER/DEALER


X
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  SIGNATURE OF JOINT OWNER (if applicable)



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USL 8992-97                                                 PAGE 2 OF 2

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